Exhibit 99.1

EnerSys Announces Changes to its Board of Directors

Reading, PA, USA, May 27, 2020 – EnerSys (NYSE: ENS), the global leader in stored energy solutions for industrial applications announced today that long-standing board members John F. Lehman and Dennis S. Marlo will each retire from the EnerSys Board of Directors at the upcoming annual meeting of stockholders, which is anticipated to be July 30, 2020. EnerSys’ corporate governance guidelines provide that no director may stand for re-election after such director reaches age 75.

Arthur T. Katsaros, Non-Executive Chairman of the Board of Directors of EnerSys, said “Both John and Dennis have each been integral members of our Board of Directors since our initial public offering in 2004. Over the many years of corporate growth and economic change, the breadth of their contributions in experience, knowledge and leadership to our Board was immeasurable.” David M. Shaffer, President and Chief Executive Officer of EnerSys, added “John and Dennis’ contributions to EnerSys have been significant and meaningful. Their leadership and collaboration with the board and management will be greatly missed, and we are deeply grateful for their significant contributions over the years.”

EnerSys also announced today the appointment of two new director nominees, Ms. Caroline Chan and Mr. Steven M. Fludder, to its Board of Directors as Class I directors effective immediately following the upcoming annual meeting of stockholders.

Commenting on the new director appointments, Mr. Shaffer said “I am pleased to welcome Caroline and Steve to our Board of Directors. Their professional and business experiences will be a great asset to EnerSys. Caroline’s extensive background in wireless technology and 5G network solutions and Steve’s experience in smart energy storage solutions and the electric grid will provide varied and essential depth of experience to our board.”  Mr. Katsaros added “We welcome both Caroline and Steve to our board, and look forward to benefiting from their knowledge, perspectives and insights.”

About Caroline Chan:

Since 2018, Ms. Chan has been the Vice President and General Manager of the Network Business Incubator Division at Intel Corporation, whose shares are listed on the Nasdaq Global Select Market. She has held numerous other positions with Intel, such as Vice President and General Manager of the 5G Infrastructure Division (from 2017 through 2018), Sr. Director of the 5G Infrastructure Division (from 2016 to 2017), Director of Wireless Technology and Strategy (from 2010 to 2016), and Director of Strategy Business Development, Wireless Program Office (from 2009 through 2010). Since 2017, Ms. Chan has served as a director of Telecom Infra Project, a non-profit membership organization focused on progress and developments in all facets of the telecom industry. Ms. Chan received her Bachelor of Science Degree in Electrical and Computing Engineering from the University of Texas and her Master of Science Degree in Electrical and Computing Engineering from the University of Massachusetts.

About Steven M. Fludder:

Since 2017, Mr. Fludder has served as the Chief Executive Officer of NEC Energy Solutions, Inc., a private electric power grid scale energy storage company wholly owned by NEC Corporation of Japan. From 2015 to 2017, he was the Chief Executive Officer of alpha-En Corporation, a battery technology company publicly traded on the OTC stock market. From 2010 to 2014, he was Senior Executive Vice President, Division General Manager and Samsung Group Officer, where he was head of worldwide sales and marketing for Samsung Engineering, a global engineering, procurement and construction (EPC) firm serving a broad range of energy industries, and President of Samsung Techwin Power Systems Division. Prior to Samsung, Mr. Fludder had a 27 year career with General Electric in various roles, including having served as a Vice President and Corporate Officer where he led GE’s companywide environmental business initiative. Since 2016, Mr. Fludder has served as a director of Ocean Power Technologies Inc., a renewable energy company focused on remote offshore applications, which is listed on the Nasdaq Stock Exchange. Mr. Fludder received a Bachelor of Science Degree in Mechanical Engineering from

Columbia University and a Bachelor of Science Degree from Providence College. He earned a Master of Science Degree in Mechanical Engineering from the Massachusetts Institute of Technology.

For more information, contact Joseph G. Lewis, Senior Vice President, General Counsel, Chief Compliance Officer & Secretary, EnerSys, P.O. Box 14145, Reading, PA 19612- 4145, USA. Tel: 610-208-1991.

Web site: www.enersys.com.

EDITOR'S NOTE: EnerSys, the global leader in stored energy solutions for industrial applications, manufactures and distributes reserve power and motive power batteries, battery chargers, power equipment, battery accessories and outdoor equipment enclosure solutions to customers worldwide. Motive power batteries and chargers are utilized in electric forklift trucks and other commercial electric powered vehicles. Reserve power batteries are used in the telecommunication and utility industries, uninterruptible power supplies, and numerous applications requiring stored energy solutions including medical, aerospace and defense systems. Outdoor equipment enclosure products are utilized in the telecommunication, cable, utility, transportation industries and by government and defense customers. The company also provides aftermarket and customer support services to its customers in over 100 countries through its sales and manufacturing locations around the world. With the recent Alpha acquisition, EnerSys provides highly integrated power solutions and services to broadband, telecom, renewable and industrial customers.

More information regarding EnerSys can be found at www.enersys.com.

Caution Concerning Forward-Looking Statements

This press release, and oral statements made regarding the subjects of this release, contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, or the Reform Act, which may include, but are not limited to, statements regarding EnerSys’ earnings estimates, intention to return capital to stockholders, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts, including statements identified by words such as “believe,” “plan,” “seek,” “expect,” “intend,” “estimate,” “anticipate,” “will,” and similar expressions. All statements addressing operating performance, events, or developments that EnerSys expects or anticipates will occur in the future, including statements relating to sales growth, earnings or earnings per share growth, its intention to pay quarterly cash dividends and return capital to stockholders, execution of its stock repurchase program, and market share, as well as statements expressing optimism or pessimism about future operating results or benefits from either its cash dividend or its stock repurchase programs, are forward-looking statements within the meaning of the Reform Act. The forward-looking statements are based on management’s current views and assumptions regarding future events and operating performance, and are inherently subject to significant business, economic, and competitive uncertainties and contingencies and changes in circumstances, many of which are beyond EnerSys’ control. The statements in this press release are made as of the date of this press release, even if subsequently made available by EnerSys on its website or otherwise. EnerSys does not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Although EnerSys does not make forward-looking statements unless it believes it has a reasonable basis for doing so, EnerSys cannot guarantee their accuracy. For a list of other factors which could affect EnerSys’ results, including earnings estimates, see EnerSys’ filings with the Securities and Exchange Commission, including “Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations,” including “Forward-Looking Statements,” set forth in EnerSys’ Annual Report on Form 10-K for the fiscal year ended March 31, 2019. The foregoing factors, among others, could cause actual results to differ materially from those described in these forward-looking statements. No undue reliance should be placed on any forward-looking statements.